UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the registrant        [X]
Filed by a party other than the registrant        [_]

Check the appropriate box:

[_]        Preliminary proxy statement
[_]        Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]       Definitive proxy statement
[_]        Definitive additional materials
[_]        Soliciting material pursuant to §240.14a-12

InfoTech USA, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (check the appropriate box):
        [X]        No fee required.
        [_]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)         Title of each class of securities to which transaction applies:

        (2)         Aggregate number of securities to which transaction applies:

        (3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)         Proposed maximum aggregate value of transaction:

        (5)         Total fee paid:

        [_]        Fee paid previously with preliminary materials:

        [_]        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)         Amount previously paid:

        (2)         Form, Schedule or Registration Statement No.:

        (3)         Filing Party:

        (4)         Date File:

7 Kingsbridge Road, Fairfield, New Jersey 07004

January 21, 2005

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of InfoTech USA, Inc. to be held at our principal executive offices, 7 Kingsbridge Road, Fairfield, New Jersey 07004 on March 11, 2005, at 10:00 a.m. Eastern Time. The formal notice of the meeting, the proxy statement and a proxy card accompany this letter. Our Annual Report on Form 10-K for the year ended September 30, 2004, as filed with the Securities and Exchange Commission, is also enclosed.

        I hope that you will be present at the meeting. Whether or not you plan to attend, please cast your vote on the Internet or by telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided. The prompt execution of your proxy will be greatly appreciated.

Sincerely yours, /s/ S. F. PEREZ Sebastian F. Perez Acting President and Chief Executive Officer

7 Kingsbridge Road, Fairfield, New Jersey 07004

Notice of the Annual Meeting of Stockholders
to be held on March 11, 2005

To the stockholders of InfoTech USA, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of InfoTech USA, Inc. will be held on March 11, 2005, at 10:00 a.m. Eastern Time, at 7 Kingsbridge Road, Fairfield, New Jersey 07004, for the following purposes:

        1.        To elect one director and to ratify the appointment of another director;

        2.        To ratify the selection of J. H. Cohn LLP as our Independent Registered Public Accounting Firm; and

        3.        To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        If you were a stockholder of record at the close of business on January 19, 2005, the record date for the meeting, you may vote on these matters.

        It is important that your shares be represented and voted at the meeting. Whether you plan to attend the meeting or not, we encourage you to vote in one of the following ways:

  USE THE INTERNET WEBSITE shown on the proxy card;
  USE THE TOLL-FREE TELEPHONE NUMBER shown on the proxy card; or
  MARK, SIGN, DATE and PROMPTLY RETURN the proxy card in the postage-paid envelope provided.

        If you attend the meeting and prefer to vote in person, you may do so even if you have previously voted by proxy.

By Order of the Board of Directors /s/ KEVIN H. MCLAUGHLIN Kevin H. McLaughlin Secretary

Fairfield, New Jersey
January 21, 2005

7 Kingsbridge Road, Fairfield, New Jersey 07004

Proxy Statement

PROXY STATEMENT FOR THE
2005 ANNUAL MEETING OF STOCKHOLDERS
OF INFOTECH USA, INC.

Information About The Annual Meeting

Why am I receiving these proxy materials?

        The Board of Directors of InfoTech USA, Inc. is soliciting proxies to be voted at the 2005 annual meeting. This proxy statement includes information about the issues to be voted upon at the meeting. We began mailing these proxy materials to stockholders on or about February 4, 2005.

Where and when is the meeting?

        The meeting will take place on March 11, 2005 at our principal executive offices, located at 7 Kingsbridge Road, Fairfield, New Jersey 07004. The meeting will begin at 10:00 a.m. Eastern Time.

What am I voting on?

        We are asking our stockholders to elect one director and ratify the appointment of another director and to ratify the selection of J. H. Cohn LLP as our Independent Registered Public Accounting Firm.

Who can vote?

        Record holders of our common stock on January 19, 2005, the record date for the meeting, may vote at the meeting. On the record date, there were 4,895,998 shares of our common stock outstanding. We will make available a list of holders of record of our common stock as of the close of business on January 19, 2005, for inspection during normal business hours at our offices for ten business days prior to the meeting. This list will also be available at the meeting.

How many votes do I have?

        You have one vote for each share of our common stock that you owned at the close of business on January 19, 2005, the record date. These shares include:

  Shares held directly in your name as the "stockholder of record," and
  Shares held for you as the beneficial owner through a broker, bank or other nominee in "street name."

What constitutes a quorum?

        A majority of the shares of our common stock entitled to vote at the meeting represented in person or by proxy constitutes a quorum.

If I am a stockholder of record, how can I vote my shares?

        If you are a stockholder of record, you may vote your shares in any one of the following ways:

  Vote by Internet. Refer to the instructions on your proxy card. Internet voting is available 24 hours a day until through the day before the meeting. If you vote via the Internet, you do not need to return your proxy card.
  Vote by telephone. Refer to the instructions on your proxy card. Telephone voting is available 24 hours a day until through the day before the meeting. If you vote by telephone, you do not need to return your proxy card.
  Vote by mail. Mark your proxy card, sign, date and return it in the postage-paid envelope provided.
  Attend the annual meeting and cast your vote there.

If I hold shares in street name, how can I vote my shares?

        If your shares of our common stock are held in the name of a broker, bank or other nominee in “street name,” follow the voting instructions you receive from your bank, broker or other nominee. If you wish to attend the meeting and vote your shares, you will need to bring an account statement or letter from your bank, broker or other nominee indicating that you were the record holder of shares of our common stock on January 19, 2005, the record date.

How can I change my vote?

        You can change your vote in one of the following three ways:

  Send in another proxy or vote again electronically after your original vote;
  Notify ADP Investor Communication Services, Inc., P. O. Box 9079, Farmingdale, New York 11735-9769 in writing before the meeting that you have revoked your proxy; or
  Vote in person at the meeting.

What vote is required to approve each proposal?

        If a quorum is represented at the meeting, the following votes are required:

  For the election of one director and the ratification of the appointment of another director, a majority of our shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" the nominee and the appointee.
  For the ratification of the selection of J. H. Cohn LLP as our Independent Registered Public Accounting Firm, a majority of our shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" the proposal.
  Generally, a majority of our shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" such other matter.

How are votes counted?

        Shares of our common stock represented by a proxy card marked “withhold” for the nominee or appointee acts as a vote against such nominee or appointee. A proxy card marked “abstain” on a matter will be considered to be represented at the meeting, but not voted for these purposes. If a bank, broker or other nominee indicates on its proxy card that it does not have authority to vote certain shares held in “street name” on a particular proposal, the shares not voted will not have any effect with respect to such proposal. A broker non-vote occurs when a bank, broker or other nominee does not have discretionary voting authority on a proposal, and the beneficial owner has not instructed the broker how to vote on such proposal.

        If you vote by proxy, the persons named on your proxy card will vote your shares in the manner you indicate. You may specify whether your shares should be voted for the nominee or the appointee or for the selection of J. H. Cohn LLP or any other proposals properly brought before the meeting. If you vote by Internet or telephone and choose to vote with the recommendation of the Board of Directors, or if you vote by mail, sign your proxy card but do not indicate specific choices, your shares will be voted “FOR” the election and appointment of the directors and “FOR” the selection of J. H. Cohn LLP. If any other matter is properly brought before the meeting, the persons named on your proxy card will vote in accordance with their best judgment. At the time this proxy statement was printed, we knew of no matter that is required to be acted on at the meeting other than those discussed in this proxy statement.

How does the Board of Directors recommend that I vote for each proposal?

        The Board of Directors recommends that you vote “FOR” each proposal.

What are the costs of soliciting these proxies?

        We are paying the costs of preparing, printing, mailing and otherwise distributing these proxy materials. We have retained ADP Investor Communication Services, Inc. to solicit proxies. ADP Investor Communication Services, Inc. has agreed to perform this service for a fee, which is not expected to exceed $3,000, plus out-of-pocket expenses. A few of our officers and directors may also participate in the solicitation, without additional compensation, by telephone, mail, electronic means or in person. We will reimburse banks, brokerage firms and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions.

Where can I find the voting results of the meeting?

        We will publish the voting results in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2005, which we will file on or before May 15, 2005. You can obtain a copy of the Form 10-Q by accessing the Securities and Exchange Commission’s website via the hyperlink we provide on our website located at www.infotechusa.com, by calling the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room or through the EDGAR system at www.sec.gov. Our Internet address is included in these proxy materials as an inactive textual reference only. The information contained on our website is not incorporated by reference into these proxy materials and should not be considered part of these materials.

How can I reduce the number of copies of proxy materials delivered to my household?

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household annual reports and proxy statements, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

        Once you have received notice that materials will be householded to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement by sending a written request to J. Robert Patterson, Vice President, Chief Financial Officer and Treasurer, InfoTech USA, Inc., 7 Kingsbridge Road, Fairfield, New Jersey 07004.

        If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to J. Robert Patterson, Vice President, Chief Financial Officer and Treasurer, InfoTech USA, Inc., 7 Kingsbridge Road, Fairfield, New Jersey 07004.

Election of Director and Ratification of Appointment of Director (Proxy Item No. 1)

        Board of Directors

        Our certificate of incorporation provides that our Board of Directors shall be divided into three classes, which each class consisting, as nearly as possible, of one-third of the total number of directors constituting our entire board. Our bylaws provide that our Board of Directors shall consist of five members. Currently, our Board of Directors consists of four members with two members in one class and one member in each of the other two classes. Directors for each class are elected at the annual meeting held in the year in which the term for their class expires. Mr. McLaughlin is the only member in the class whose term expires at the 2005 annual meeting.

        On March 19, 2004, the Board of Directors elected Jeffrey S. Cobb as a director. The Board of Directors assigned Mr. Cobb to the class of directors with terms expiring 2007. In January 2004, Messrs. McLaughlin and Doherty discussed the need to fill the existing vacancies on the Board of Directors with candidates who are independent of Applied Digital Solutions, Inc., our majority stockholder, and who are familiar with us and have experience in our industry. Mr. McLaughlin suggested Mr. Cobb as a potential candidate who had the characteristics desired by the Board of Directors. Mr. McLaughlin contacted Mr. Cobb to initiate a discussion about joining the Board of Directors. On January 27, 2004, the Nominating Committee reviewed Mr. Cobb’s qualifications and his responses to a questionnaire. Each member of the Nominating Committee was afforded the opportunity to contact Mr. Cobb prior to the meeting. The Nominating Committee agreed to nominate Mr. Cobb and to recommend that the Board of Directors appoint him to serve on the Board of Directors.

        The nominee and the appointee have agreed to serve, and the Board of Directors does not contemplate that the nominee or the appointee will be unable to serve. However, if the nominee or the appointee becomes unable to serve before the meeting, your proxy card will be voted for a person that the Board of Directors nominates in such person’s place, unless you have withheld authority to vote for the nominee and the appointee. As of January 18, 2005, we had one vacancy on the Board of Directors which had not been filled. Our Nominating Committee is currently considering other candidates to fill this vacancy. Proxies may not be voted for a greater number of persons than those identified below.

        Other directors are not up for election this year and will continue in office for the remainder of terms or until their death, resignation or removal.

        The following table sets forth certain biographical information with respect to Mr. McLaughlin and Mr. Cobb and the other directors continuing in office. Directors’ ages are as of January 18, 2005.

Jeffrey S. Cobb– appointee to be ratified at this meeting for a term expiring 2007
Age:	43
Director since:	March 2004
Principal occupation/recent business experience:	Mr. Cobb is the Chief Operating Officer of IT – Resource Solutions, Inc. Prior to April 2004, Mr. Cobb was the Executive Vice President and Chief Operating Officer of SCB Computer Technology Inc. From 1998 to 2002, Mr. Cobb served as Executive Vice President and Chief Operating Officer of Professional Services of SCB Computer Technology Inc. Prior to that, Mr. Cobb worked at SCB Computer Technology Inc. as Executive Vice President of Operations from 1995 to 1998, as Senior Vice President of Operations and Administration from 1992 to 1995, and from 1989 to 1992 held other management positions at SCB Computer Technology Inc. Prior to 1989, Mr. Cobb held various sales and marketing positions at CYBEX and Eastern States Bankcard Association. Mr. Cobb earned his Bachelor of Science in Marketing Management from Jacksonville University.

Charles L. Doherty – continuing in office – term expiring 2006
Age:	70
Director since:	January 2001
Principal occupation/recent business experience:	Mr. Doherty works pro bono as a financial consultant to a variety of non-profit organizations. From 1988 to 1995, Mr. Doherty was Executive Vice President of Finance and Administration to Granada North America. Prior to that, Mr. Doherty served as a financial executive of entities subsequently acquired by Granada. Mr. Doherty earned his Bachelor of Science in Accounting and Masters of Business Administration in Finance degrees from Boston College.

Kevin H. McLaughlin– standing for election at this meeting for a term expiring 2008
Age:	62
Director since:	April 2002
Principal occupation/recent business experience:	Mr. McLaughlin has been the President and Chief Operating Officer of Applied Digital Solutions, Inc., our majority stockholder, since May 2003. From April 2002 to March 2003, Mr. McLaughlin served as our Chief Executive Officer. Previously, Mr. McLaughlin served as Chief Executive Officer of Computer Equity Corporation, a subsidiary of Applied Digital Solutions, Inc., our majority stockholder. Prior to that, Mr. McLaughlin served as Vice President of Sales of Applied Digital Solutions, Inc. Mr. McLaughlin served as the Vice President of Sales for SCB Computer Technology, Inc., a nationwide information technology consulting company from 1995 to 2000.

J. Robert Patterson – continuing in office – term expiring 2006
Age:	47
Director since:	April 2003
Principal occupation/recent business experience:	Mr. Patterson has been our Vice President, Chief Financial Officer and Treasurer since December 2000. Prior to that, Mr. Patterson served as Vice President of Finance for the Network division of Applied Digital Solutions, Inc. Mr. Patterson has served as Controller of our subsidiary, InfoTech USA, Inc., since 1990. Mr. Patterson earned a Bachelor of Arts in Business Management degree from Western State College.

        The Board of Directors recommends a vote “FOR” the election of Mr. McLaughlin and “FOR” the ratification of the appointment of Mr. Cobb. As of the record date, Applied Digital Solutions, Inc. held an aggregate of 2,570,000 shares of our common stock, representing approximately 52.5% of the outstanding shares.

Applied Digital Solutions, Inc. has indicated that it intends to vote in favor of the election of Mr. McLaughlin and the ratification of the appointment of Mr. Cobb.

        Directorships

        Mr. McLaughlin is a director of Digital Angel Corporation. No other director holds directorships in any other company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or that is subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

        Board Committees and Meetings

        At least annually and generally at the time of discussing executive compensation, the non-management directors meet without the presence of management. The independent directors meet without the presence of management and any non-independent directors at least one time each year. When the Board of Directors meets without management, Mr. McLaughlin, our Chairman of the Board, or the chairman of the committee then in session, acts as the presiding director. When the Board of Directors meets without management and any non-independent directors, Mr. Doherty, or the chairman of the committee then in session, acts as the presiding director.

        The Board of Directors has appointed an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee. Below is a table indicating the membership of each of the Executive Committee, the Audit Committee, the Nominating Committee and the Compensation Committee and how many times the Board of Directors and each such committee met and/or acted by written consent during fiscal year 2004. During fiscal year 2004, all directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which he serves.

	Board	Executive	Audit	Nominating	Compensation

Mr. Cobb	Member		Member		Member
Mr. Doherty	Member	Chair	Chair		Chair
Mr. McLaughlin	Chair	Member		Chair
Mr. Patterson	Member			Member
Number of 2004 meetings	9	1	4	1	1

        We do not require the directors to attend the annual meeting. Nevertheless, all directors attended the 2004 annual meeting of stockholders, except Mr. Cobb who was not a director at the time.

        Stockholders or other parties interested in communicating directly with an individual director or with the non-management directors as a group may do so by writing to the individual director or group, c/o Kevin H. McLaughlin, 1690 Congress Ave., Suite 200, Delray Beach, Florida 33445. The Board of Directors has directed that Mr. McLaughlin forward stockholder communications to the Chairman of the Board and any other director to whom the communications are directed. In order to facilitate an efficient and reliable means for directors to receive all legitimate communications directed to them regarding our governance or operations, Mr. McLaughlin will use his discretion to refrain from forwarding the following: sales literature, defamatory material regarding us or our directors, incoherent or inflammatory correspondence, particularly when such correspondence is repetitive and was addressed previously in some manner and other correspondence unrelated to the corporate governance and oversight responsibilities of the Board of Directors.

        Executive Committee

        The Executive Committee was established by the Board of Directors in January 2001. The Executive Committee possesses all of the powers of the Board of Directors except the power to amend our Certificate of Incorporation or bylaws, approve a merger or sale of all or substantially all of our assets, declare dividends, issue stock or elect directors or fill vacancies on the Board of Directors. The Executive Committee operates under a written charter, adopted by the entire Board of Directors. We have not posted the charter on our website; however, a copy of the charter is available upon written request and without charge by contacting J. Robert Patterson, Vice President, Chief Financial Officer and Treasurer, InfoTech USA, Inc., 7 Kingsbridge Road, Fairfield, New Jersey 07004.

        Audit

        The Audit Committee’s primary responsibilities are to assist the Board of Directors in undertaking and fulfilling its oversight responsibilities with regard to: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s Independent Registered Public Accounting Firm and (iv) the performance of the Company’s Independent Registered Public Accounting Firm. The Audit Committee operates under a written charter, adopted by the entire Board of Directors, a copy of which has been attached as Exhibit A to this proxy statement. The Board of Directors has determined, in its judgment, that the Audit Committee is composed solely of independent directors, as defined in the current Nasdaq listing requirements and Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors has also determined, in its judgment that Mr. Doherty qualifies as an “audit committee financial expert,” as defined by the Securities and Exchange Commission. The Audit Committee’s report is on page 12 of this proxy statement.

        Nominating

        The Nominating Committee was established by the Board of Directors in March 2003. Because of the size of our Board of Directors, we do not require that the Nominating Committee be comprised solely of independent directors, as defined in the current Nasdaq listing requirements. The function of the Nominating Committee is to assist the Board of Directors in (i) identifying and evaluating potential director nominees, (2) selecting, or recommending that the Board of Directors select, the director nominees for the next annual meeting of stockholders and (3) overseeing the size and composition of the Board of Directors and its committees. The Nominating Committee relies primarily on the recommendations from management and members of the Board of Directors to identify director nominees. However, the Nominating Committee will consider suggestions from stockholders regarding possible director nominees. Such suggestions, together with appropriate biographical information, should be submitted in writing to our corporate secretary in the manner and within the timelines described under “Stockholder Proposals” on page 15 of this proxy statement. A candidate should possess the highest personal and professional ethics, integrity and values, and should possess a variety of skills derived from quality business experience. The Nominating Committee operates under a written charter, adopted by the entire Board of Directors. We have not posted the charter on our website; however, a copy of the charter is available upon written request and without charge by contacting J. Robert Patterson, Vice President, Chief Financial Officer and Treasurer, InfoTech USA, Inc., 7 Kingsbridge Road, Fairfield, New Jersey 07004.

        Compensation

        The function of the Compensation Committee is to make recommendations to the Board of Directors concerning salaries, incentive compensation and benefit plans for our executives and employees. The Compensation Committee operates under a written charter, adopted by the entire Board of Directors. We have not posted the charter on our website; however, a copy of the charter is available upon written request and without charge by contacting J. Robert Patterson, Vice President, Chief Financial Officer and Treasurer, InfoTech USA, Inc., 7 Kingsbridge Road, Fairfield, New Jersey 07004. The Board of Directors has determined, in its judgment, that the Compensation Committee is composed solely of independent directors, as defined in the current Nasdaq listing requirements. The Compensation Committee’s report on executive compensation for fiscal year 2004 begins on page 10 of this proxy statement.

        Code of Ethics

        All of our employees, including our principal executive officer, our principal financial officer and our principal accounting officer, are required to abide by the Code of Conduct and Corporate Ethics General Policy Statement of Applied Digital Solutions, Inc. Accordingly, we do not maintain a separate code of ethics applicable solely to our employees. We believe that the Code of Conduct and Corporate Ethics General Policy Statement of Applied Digital Solutions, Inc. substantially conforms with the code of ethics required by rules and regulations of the Securities and Exchange Commission.

        In addition to the Corporate Ethics General Policy Statement of Applied Digital Solutions, Inc., in 2004, we adopted a separate code of ethics applicable solely to our principal executive officer, our principal financial officer and our principal accounting officer or persons performing similar functions. A copy of these policy statements are available upon written request and without charge by contacting J. Robert Patterson, Vice President, Chief Financial Officer and Treasurer, InfoTech USA, Inc., 7 Kingsbridge Road, Fairfield, New Jersey 07004.

        Compensation of Directors

        Our independent directors receive an annual fee of $1,000 payable quarterly in advance. In addition, each independent director receives $200 for attendance in person at each Board meeting and $100 for participation in each telephonic board meeting held. Directors who are also our officers or officers of Applied Digital Solutions currently receive no cash compensation for serving on the Board of Directors, other than reimbursement of reasonable expenses incurred in attending meetings. Non-employee directors also receive option grants upon becoming a director, for serving on committees of the Board of Directors or, at the board’s discretion, for participating in special projects requiring extraordinary effort. During fiscal year 2004, the Board of Directors granted 150,000 options to Mr. Cobb and 50,000 options to Mr. Doherty.

        Legal Proceedings and Indemnification

        On October 22, 2002, Anat Ebenstein, our former President, Chief Executive Officer, Chief Operating Officer and director, filed a complaint against us, Applied Digital Solutions, Inc. and certain officers and directors in connection with the termination of her employment. The complaint filed in the Superior Court of New Jersey, Mercer County, seeks compensatory and punitive damages of $1.0 million arising from an alleged improper termination. The action is currently in the final stages of a negotiated settlement and is not expected to go to trial. However, we cannot provide any assurance that we will be successful in our attempts to negotiate a favorable settlement, and, if the case proceeds to trial, we cannot provide any assurance that we will be successful in defending against these allegations. We believe that a portion of any ultimate damages, including legal fees, may be covered under our employment practices liability insurance.

        Our bylaws provide that we shall indemnify each director and such of our officers, employees and agents as the Board of Directors shall determine from time to time to the fullest extent provided by the laws of the State of Delaware.

        We carry insurance providing for indemnification, under certain circumstances, to all of our directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. To date, no sums have been paid to any of our past or present directors or officers under this or any prior indemnification insurance policy.

        Executive Officers and Significant Employees

        Biographical information with respect to those executive officers who also serve on the Board of Directors is included above. In addition, Sebastian F. Perez, 41, has served as our Chief Operating Officer and acting President and Chief Executive Officer since April 2003. Mr. Perez joined us in 1992 as a project manager. During the past decade, Mr. Perez has managed our technical services, operations, and consulting services groups. In 1998, Mr. Perez was promoted to assistant to the Chief Executive Officer and was made responsible for our New York sales region. In November 2001, Mr. Perez was promoted to general manager. Prior to joining us, Mr. Perez spent six years with NYNEX Business Information Systems Co., as a systems engineer. Mr. Perez is a graduate of DeVry Institute of Technology in Electronics Technology.

        Additionally, Mark R. Kosloski, 34, joined us in November 2004 as Vice President of Technologies. Prior to joining InfoTech USA, Inc., Mr. Kosloski served as a Business Development Manager for the New York/New Jersey region at GreenPages, Inc. from November 2003 to November 2004. Mr. Kosloski also held a senior position at Lucent Technologies, Inc., where he served as a Managing Consultant, leading their Microsoft Enterprise Accounts for Eastern and Central Regions from October 1999 to August 2002. Prior to 1999, Mr. Kosloski served in various leadership and technical positions for six years at International Network Services, Inc. Mr. Kosloski is a U.S. Navy veteran who served from 1989 to 1994 where he studied and worked in Advanced Electronics and Fire Control Systems.

        Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of all such reports to us. We believe that, based upon a review of filings with the Securities and Exchange Commission and representations as to whether or not such statements were required, each of our directors and executive officers complied with all such requirements during the fiscal year ended September 30, 2004.

        Ownership of Equity Securities

        The following table sets forth information regarding shares of our common stock beneficially owned by each director, by each named executive officer and by all directors and executive officers as a group as of January 19, 2005. Except as noted, all such persons possess sole voting and investment power with respect to the shares listed.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Jeffrey S. Cobb	–	–
Charles L. Doherty	315,000	6.1%
Kevin J. McLaughlin	350,000	6.7%
J. Robert Patterson	200,000	3.9%
Sebastian F. Perez	79,527	1.6%
All directors and named executive officers
as a group (5 persons)	944,527	19.3%

(1)	This table includes the presently exercisable options and options which become exercisable on or before March 20, 2005 set forth following the respective names of each director and named executive officer: Jeffrey S. Cobb - 0; Charles L. Doherty - 300,000; Kevin McLaughlin - 350,000; J. Robert Patterson - 200,000; Sebastian F. Perez - 70,000; and all directors and executive officers as a group - 920,000.

        The following table sets forth information regarding shares of common stock of Applied Digital Solutions, Inc., our majority stockholder, beneficially owned by each director, by each named executive officer and by all directors and executive officers as a group as of January 19, 2005. Except as noted, all such persons possess sole voting and investment power with respect to the shares listed.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Jeffrey S. Cobb	–	–
Charles L. Doherty	–	–
Kevin J. McLaughlin	72,766	*
J. Robert Patterson	1,936	*
Sebastian F. Perez	2,668	*
All directors and named executive officers
as a group (5 persons)	77,390	*

(1)	This table includes the presently exercisable options and options which become exercisable on or before March 20, 2005 set forth following the respective names of each director and named executive officer: Jeffrey S. Cobb - 0; Charles L. Doherty - 0; Kevin McLaughlin - 64,166; J. Robert Patterson - 1,880; Sebastian F. Perez - 0; and all directors and executive officers as a group - 66,046.
*	Represents less than 1%.

        Principal Stockholders

        The following table sets forth information regarding persons known to us (other than the directors and named executive officers shown above) to beneficially own more than 5% of our common stock as of January 19, 2005:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Applied Digital Solutions, Inc. 1690 South Congress Ave., Suite 200 Delray Beach, Florida 33445	2,570,000(1)	52.5%
Dominic and Dominic LLC 32 Old Slip New York, New York 10005	350,000(2)	6.7%
Jerome C. Artigliere 48 Stumpfield Road Kensington, NH 03833	500,000(3)	9.3%
Michael Krawitz 1690 South Congress Ave., Suite 200 Delray Beach, Florida 33445	450,000(4)	8.4%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

David A. Loppert 107 Pembroke Drive Palm Beach Gardens, Florida 33418	300,000(5)	5.8%
Scott R. Silverman 1690 South Congress Ave., Suite 200 Delray Beach, Florida 33445	450,000(6)	8.4%

(1)	Based on Schedule 13D filed with the Securities and Exchange Commission on December 26, 2000. Applied Digital Solutions, Inc., a Missouri corporation, has sole voting and dispositive power as to 2,570,000 shares.
(2)	Represents 350,000 exercisable options granted on January 1, 2001 as compensation for services provided to us. Based on correspondence received from Dominic and Dominic, Roseann T. Cook, Chief Operating Officer of Dominic and Dominic, will possess sole voting and dispositive power as to the shares upon exercise of the options or warrants.
(3)	Represents 500,000 exercisable options granted on June 28, 2002. We believe Mr. Artigliere will possess sole voting and dispositive power as to the shares upon exercise of the options or warrants.
(4)	Based on Schedule 13G filed with the Securities and Exchange Commission on March 26, 2004. Mr. Krawitz has sole voting and dispositive power as to 450,000 shares.
(5)	Based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on April 1, 2003. Mr. Loppert has sole voting and dispositive power as to 300,000 shares.
(6)	Based on Schedule 13G filed with the Securities and Exchange Commission on March 29, 2004. Mr. Silverman has sole voting and dispositive power as to 450,000 shares.

        Change in Control

        At the time this proxy statement was printed, we knew of no arrangements that could result in a change of control of the company.

        Executive Compensation

        The following table sets forth the compensation paid or accrued by us during each of the three fiscal years ended September 30, 2004 to our acting chief executive officer and one other executive officer whose total cash compensation for such periods exceeded $100,000:

		Annual Compensation			Long-Term Compensation

					Awards		Payouts
				Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Annual Compen- sation ($)(1)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts (#)	All Other Compen- sation ($)

J. Robert Patterson,	2004	$120,250	$ –	$9,000	$ –	–	–	$ –
Director, Vice	2003	120,250	–	8,613	–	–	–	–
President, CFO and Treasurer	2002	130,000	10,000	7,017	–	–	–	–

Sebastian F. Perez, acting	2004	138,750		9,000	–	–	–	–
President and CEO (2)	2003	136,260	–	6,000	–	–	–	–
	2002	140,000	–	6,000	–	–	–	–

(1)	Consists of an automobile allowance paid to the executive officers in equal monthly amounts.
(2)	Appointed acting President and Chief Executive Officer on April 3, 2003.

         Option Grants in Last Fiscal Year

         We did not grant any stock options to the named executive officers during the fiscal year ended September 30, 2004.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning the exercise of stock options by the named executive officers during the fiscal year ended September 30, 2004, the number of options owned by the named executive officers and the value of any in-the-money unexercised stock options as of September 30, 2004.

			Number of Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the- Money Options at Fiscal Year End ($)(1)

Name	Shares Acquired on Exercise (#)	Value Received ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

J. Robert Patterson	–	$ –	200,000	–	$6,000	$ –
Sebastian F. Perez (2)	–	–	70,000	–	–	–

(1)	The value of the unexercised in-the-money options at September 30, 2004 assumes a fair market value of $0.34, the closing price of our common stock as reported on the OTC Bulletin Board on September 30, 2004. The values shown are net of the option exercise price, but do not include deduction for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares.
(2)	Appointed acting President and Chief Executive Officer on April 3, 2003.

         Report of the Compensation Committee

         Compensation Committee of the Board

        The Compensation Committee's primary responsibility is to review and approve the corporate goals and objectives relevant to the Chief Executive Officer and the other senior executive officers' compensation plans. Additionally, the Committee is responsible for overseeing the Company employee benefit plans, incentive compensation plans, equity-based compensation plans and board compensation. The Committee is composed of two non-employee members of the Board of Directors.

         Compensation Philosophy and Objectives

        We conduct business in the highly competitive industry of information technology, and our ability to hire and retain highly qualified executive officers, sales professionals and technical personnel is vital to the success of the organization. As a result, the Compensation Committee focuses on designing executive officer compensation plans to be competitive with other comparably-sized and managed information technology companies. The Committee also oversees the non-executive compensation and benefit plans to ensure that they are competitive. Our executive and non-executive plans are designed and/or reviewed to make certain they are consistent and supportive of our overall corporate objectives and the interests of our stockholders. In order to motivate executives and other key employees that have a direct impact on our results, the Compensation Committee designs and approves compensation plans with long-term and short-term incentives that are based on our performance in attaining financial and non-financial objectives.

         Setting Executive Compensation

        Our compensation program for executive officers generally consists of a fixed base salary, performance-related bonus awards and long-term incentive compensation in the form of stock options. All three components of the executive officer's compensation plan are reviewed annually and incentives, based on the performance of the business, are generally established at the beginning of each fiscal year. In addition, our executives are able to participate in various benefit plans generally available to our other full-time employees.

         Fiscal Year 2004 Executive Compensation

        During fiscal year 2004, our Chief Executive Officer and Chief Financial Officer were paid the same base salary they were paid during the majority of fiscal year 2003. During fiscal year 2003, the salary of each of our Chief Executive Officer and Chief Financial Officer was reduced by 7.5% as part of a cost reduction plan that management implemented. In fiscal year 2004, the Compensation Committee approved an incentive plan that included the re-instatement of the salary of each of our Chief Executive Officer and Chief Financial Officer and an incentive bonus plan based on our performance. None of the goals were attained during fiscal year and, accordingly, no bonuses were paid, no options were granted to the executive officers and the salaries were not reinstated.

         Compensation Pursuant to Plans

        1998 Stock Option Plan.

        On February 24, 1998, the stockholders approved a stock option plan as a successor to the expiring 1988 Stock Option Plan. As of September 30, 2004, 100,000 options have been granted and remain outstanding under the 1998 Stock Option Plan. The 1998 Stock Option Plan had 1,000,000 shares of common stock reserved for issuance upon the exercise of options designated as either (i) incentive stock options or (ii) non-qualified stock options. Incentive stock options may be granted under the 1998 Stock Option Plan to our employees and officers. Non-qualified options may be granted to our consultants, directors (whether or not they are employees), employees or officers.

        The purpose of the 1998 Stock Option Plan is to encourage stock ownership by certain of our directors, officers and employees and certain other persons instrumental to our success and to give them a greater personal interest in our success. The 1998 Stock Option Plan will terminate in February 2008; however, options granted under the plan will expire not more than 10 years from the date of grant.

         1999 Employee Stock Purchase Plan.

        On January 28, 1999, the stockholders approved the 1999 Employee Stock Purchase Plan. The 1999 Employee Stock Purchase Plan has 200,000 shares of common stock reserved for issuance upon purchase by our employees. The 1999 Employee Stock Purchase Plan provides our eligible employees with an opportunity to acquire an interest in our future.

        The purpose of the 1999 Employee Stock Purchase Plan is to provide our employees with an opportunity to purchase common stock through accumulated payroll deductions, and give them a greater personal interest in our success. The 1999 Employee Stock Purchase Plan expires by its terms on December 17, 2008.

         2001 Flexible Stock Plan

        On March 29, 2001, the stockholders approved the 2001 Flexible Stock Plan. As of September 30, 2004, 3,075,000 options were granted and remain outstanding under the 2001 Flexible Stock Plan. The 2001 Flexible

Stock Plan initially had 2,500,000 shares of common stock reserved for issuance. This number is subject to an annual increase of 25% of the number of outstanding shares of common stock as of January 1 of each year, but may not exceed 10,000,000 in the aggregate. As of January 1, 2005, 2,604,000 shares of common stock are available for future issuance under the 2001 Flexible Stock Plan. These shares may be issued in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares, cash awards, or other stock based awards.

        The purpose of the 2001 Flexible Stock Plan is to attract, retain, motivate and reward employees and other individuals and to encourage ownership by employees and other individuals of our common stock. The Board of Directors may terminate the 2001 Flexible Stock Plan at any time.

        401(k) Plan

        On January 1, 1994, we adopted a 401(k) savings plan for the benefit of all eligible employees. All employees as of the effective date of the 401(k) plan became eligible to participate. Under the 401(k) plan, participants may elect to contribute from their compensation any amount up to the maximum deferral allowed by the Internal Revenue Code. Our contributions are discretionary and we may make optional contributions for any plan year at our discretion. We made no discretionary contributions under the 401(k) plan during fiscal year 2004. During the fiscal years ended September 30, 2004, 2003 and 2002, we recorded 401(k) administrative costs totaling $4,588, $6,698 and $5,588, respectively.

         The Compensation Committee is pleased to submit this report to the stockholders with regard to the above matters.

Compensation Committee Charles L. Doherty Jeffrey S. Cobb

        Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The members of the Compensation Committee are identified with the summary of background and business experience of the directors above. No member of the Compensation Committee has served as our officer or employee or an officer or director of any of our subsidiaries.

        Report of the Audit Committee

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is primarily responsible for the financial statements and the reporting process including the systems of internal controls, while our Independent Registered Public Accounting Firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit Committee has met and held discussions with management and the Independent Registered Public Accounting Firm. The Audit Committee discussed with our Independent Registered Public Accounting Firm the overall scopes and plans for the audits. The Audit Committee met at least quarterly with our Independent Registered Public Accounting Firm, with and without management present, and discussed the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the consolidated financial statements with management and our Independent Registered Public Accounting Firm, including their judgments as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and clarity of disclosures and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

        Our Independent Registered Public Accounting Firm also provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the Independent Registered Public Accounting Firm that firm’s independence, including those matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. The Audit Committee considered whether the provision by J. H. Cohn LLP of non-audit services, including tax services, was compatible with their independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for filing with the Securities and Exchange Commission. The Audit Committee also evaluated and recommended to the Board of Directors (and the Board of Directors has approved) the reappointment of our Independent Registered Public Accounting Firm for fiscal 2005.

        While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. This is the responsibility of management and our Independent Registered Public Accounting Firm. It is also not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or our business conduct policies.

        The Audit Committee is pleased to submit this report to the stockholders with regard to the above matters.

Audit Committee Charles L. Doherty, Chair Jeffrey S. Cobb

Ratification of Selection of Independent Registered Public Accounting Firm (Proxy Item No. 2)

        The firm of J. H. Cohn LLP has audited our financial statements for the fiscal years ending September 30, 2004, 2003 and 2002, and the Audit Committee has, subject to ratification by stockholders, appointed that firm to act as its Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2005. Accordingly, management will present at the meeting a resolution proposing the ratification of the appointment of J. H. Cohn LLP as our Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2005. The Audit Committee and the Board of Directors are not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain J. H. Cohn LLP or to appoint another Independent Registered Public Accounting Firm. Furthermore, even if the selection is ratified, the Audit Committee in its discretion may approve the appointment of a different Independent Registered Public Accounting Firm at any time during the year if it determines that such a change would be in our interest or the interests of our stockholders.

        A representative of J. H. Cohn LLP is expected to be present at the meeting and will be given the opportunity to make a statement and to respond to appropriate questions addressed by stockholders.

        Principal Accountant Fees and Services

        The following table sets forth information regarding fees for services provided by J. H. Cohn LLP for the fiscal years ended September 30, 2004 and 2003.

Services	2004 Fees	2003 Fees

	(amounts in thousands)
Audit (1)	$ 78	$ 82
Audit-related	4	3
Tax (2)	13	12
All Other fees (3)	2	3

Total	$ 97	$100

(1)	Audit fees include the annual financial statement audit (including required quarterly reviews) and other procedures performed by our independent auditor to form an opinion on our consolidated financial statements.
(2)	Tax fees include tax planning and compliance services provided in relation to U.S. federal, state and local taxes.
(3)	All other fees paid to J. H. Cohn LLP in 2003 related to consulting services in connection with the loan made to Applied Digital Solutions, Inc. and consultation regarding life insurance policies for certain of our officers.

        For fiscal year 2004, our audit committee pre-approval policy required the Audit Committee to pre-approve all non-audit services. During 2004, all of the audit-related services, tax services and other services were pre-approved in accordance with this policy.

        The Board of Directors recommends a vote “FOR” the ratification of the selection of J. H. Cohn LLP. As of the record date, Applied Digital Solutions, Inc. held an aggregate of 2,570,000 shares of our common stock, representing approximately 52.5% of the outstanding shares. Applied Digital Solutions, Inc. has indicated that it intends to vote in favor of the ratification of the selection of J. H. Cohn LLP.

        Performance Graph

        The following performance graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the NASDAQ Stock Market Index for U.S. companies and a group consisting of our peer corporations on a line-of-business basis for the period beginning on September 30, 1999 and ending on September 30, 2004. The total return assumes a hypothetical investment of $100 on September 30, 1999 and reinvestment of dividends. Our peer group consists of four companies believed to be engaged in similar businesses: En Pointe Technologies, Inc., Manchester Technologies, Inc., Micros to Mainframes, Inc. and Pomeroy Computer Resources, Inc. You are cautioned against drawing any conclusions from the data contained in this graph, as past results are not necessarily indicative of future performance. The indices used are included for comparative purposes only and do not indicate an opinion of management that such indices are necessarily an appropriate measure of the relative performance of our common stock.

Comparison of Five-Year Cumulative Total Return

	September 30,

	1999	2000	2001	2002	2003	2004

InfoTech USA, Inc.	$ 100.00	$ 53.51	$24.93	$33.49	$16.00	$27.54
Nasdaq US	100.00	159.85	56.32	49.18	58.43	65.29
Peer Group	100.00	135.39	77.63	60.99	83.70	94.79

        Certain Relationships and Related Transactions

        On June 22, 2003, Applied Digital Solutions, Inc., our majority stockholder, borrowed $1,000,000 from us under the terms of a commercial loan agreement and term note. Mr. McLaughlin, our Chairman of the Board, is President and Chief Operating Officer of Applied Digital Solutions, Inc. Under the terms of the loan, interest accrues at an annual rate of 16% and is payable monthly. The principal amount, together with any unpaid interest, is due and payable on June 30, 2005. As of January 18, 2005, $1,000,000 of principal and approximately $8,000 of interest was outstanding under the loan.

        We reimburse Applied Digital Solutions, Inc. on a monthly basis for certain business expenses incurred on our behalf. In fiscal year 2004, 2003 and 2002, these costs included various business insurance coverage and other miscellaneous business expenses. Additionally, in 2004 these costs included legal and accounting fees, and in fiscal year 2003 and 2002, these costs included the salary, payroll taxes and benefits of personnel assigned to us. During fiscal years ending September 30, 2004, 2003 and 2002, we reimbursed Applied Digital Solutions approximately $347,000, $367,000 and $166,000, respectively, for such business expenses.

        Stockholder Proposals

        According to our certificate of incorporation and bylaws, proposals of eligible stockholders intended to be presented at the 2006 annual meeting must be received by us no less than sixty days and no more than ninety days prior to the meeting. According to the rules and regulations of the Securities and Exchange Commission, we must receive any such proposal by October 7, 2005 for inclusion in our proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. A stockholder’s notice is required to set forth as to each matter the stockholder proposes to bring before the meeting various information regarding the proposal including (a) a brief description of the business desires to be brought before the meeting and reasons therefor, (b) the name and address of such stockholder proposing such business, (c) the number of shares of our common stock beneficially owned by such stockholder and (d) any material interest of such stockholder in such business. These requirements are separate from and in addition to the requirements of the Securities and Exchange Commission pertaining to stockholder proposals.

        In order for a stockholder to nominate a candidate for director, under our certificate of incorporation and bylaws, timely notice of the nomination must be received by us in advance of the meeting. In order to be timely, we must receive such notice not less than sixty days and no more than ninety days prior to the meeting. However, if the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from the anniversary of the preceding year’s annual meeting, you must given us notice by no earlier than ninety days and no later than sixty days prior to the meeting or the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made. The stockholder filing the notice of nomination must describe various matters regarding the nominee, including such information as (a) the name, age, business and residence addresses, occupation and shares held of such person, (b) any other information relating to such nominee required to be disclosed in the proxy statement and (c) the name, address and shares held by the stockholder.

        In each case, notice must be given to our corporate secretary, whose address is 7 Kingsbridge Road, Fairfield, New Jersey 07004. We will send a copy of our bylaws to any stockholder, without charge, upon written request.

        Other

        Even though you plan to attend the meeting in person, please mark, sign, date and return the enclosed proxy card promptly or vote over the Internet or by telephone in accordance with the instructions shown on the enclosed proxy card. You have the power to revoke your proxy at any time before it is exercised by giving written notice of revocation to ADP Investor Communication Services, Inc., P. O. Box 9079, Farmingdale, New York 11735-9769, by duly executing and delivering a proxy bearing a later date or by attending the annual meeting and casting a contrary vote. All shares represented by proxies received in time to be counted at the annual meeting will be counted. A postage-paid envelope is enclosed for your convenience. Your cooperation in giving this your immediate attention will be appreciated.

/s/ KEVIN H. MCLAUGHLIN Kevin H. McLaughlin Secretary January 21, 2005

Exhibit A

Charter of the Audit Committee of the Board Of Directors
as revised January 18, 2005

        Through this Charter, the Board of Directors delegates certain responsibilities to the Audit Committee to assist the Board of Directors in undertaking and fulfilling its oversight responsibilities with regard to: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent registered public accounting firm and (iv) the performance of the Company’s independent registered public accounting firm.

        Membership.        The Committee shall consist of two or more directors as determined by the Board of Directors. Each Committee member shall meet the independence requirements set out in Rule 10A-3 under the Securities Exchange Act of 1934 and by any national securities exchange on which the Company’s common stock may be listed from time to time. In addition, each member of the Committee shall be financially literate, as defined in the rules of any national securities exchange on which the Company’s common stock may be listed from time to time, and shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be an “audit committee financial expert” as defined in Regulation S-K under the Securities Act of 1933. If a Committee member simultaneously serves on the audit committees of more than two other public companies, the Board of Directors must determine that such simultaneous service does not impair the ability of such Committee member to effectively serve on the Committee and such determination must be disclosed in the Company’s annual proxy statement. The members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the Board of Directors, the members of the Committee may designate a Chairman by majority vote of the Committee.

        Meetings.        The Committee shall meet at least four times a year. Such additional meetings may be held as the Committee deems necessary to perform the Committee’s responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. As part of its job to foster open communication, the Committee should meet separately in executive session, at least quarterly, with management, the Company’s independent registered public accounting firm to discuss any matters that the Committee or any of these groups believe should be discussed privately. Minutes of each meeting will be duly filed in the Company records. At all meetings of the Committee, a majority of the Committee members shall be necessary to constitute a quorum for the transaction of business. Members of the Committee may participate in meetings by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting. The Committee may also act as otherwise permitted by law or the Company’s bylaws.

        Responsibilities and Duties. The Company’s executive management bears primary responsibility for the Company’s financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Committee’s responsibilities and related key processes are described below. From time to time, the Committee may take on additional responsibilities, at the request of the Board of Directors.

Financial Reporting. The Committee shall monitor the preparation by management of the Company’s quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

  Review and discuss with management and the Company's independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies;

  Review the accounting and reporting treatment of significant transactions outside the Company's ordinary operations;
  Review with management and the Company's independent registered public accounting firm significant changes to the Company's accounting principles or their application as reflected in the financial reports;
  Meet with the Company's independent registered public accounting firm (in private, as appropriate) (a) to review their reasoning in accepting or questioning significant decisions made by management in preparing the financial reports, (b) to review any outstanding disagreements with management that would cause them to issue a non-standard report on the Company's financial statements, (c) to examine the appropriateness of the Company's accounting principles (including the quality, not just the acceptability, of accounting principles) and the clarity of disclosure practices used or proposed, (d) to determine if any restrictions have been placed by management on the scope of their audit and (e) to discuss any other matters the Committee deems appropriate;
  Review the draft of the annual financial statements and discuss their appropriateness with management and the Company's independent registered public accounting firm, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company's financial statements. In addition, the review shall include the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and other financial information included in the report. Based on the annual review and if deemed appropriate, the Committee shall recommend to the Board of Directors inclusion of the financial statements in the Annual Report on Form 10-K;
  Review the Company's quarterly financial results with management and the Company's outside auditors, with a particular emphasis on understanding any new or unusual transactions;
  Prior to issuance of an audit report and otherwise as deemed appropriate, review and discuss reports from the Company's independent registered public accounting firm on: (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and (c) other material written communications between the Company's independent registered public accounting firm and management, such management representation letters, schedules of unadjusted differences, reports on observations and recommendation on internal controls, listings of adjustments and reclassifications not recorded, the engagement letter and the independence letter; and
  Discuss at least annually with the Company's independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61-Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, and as may be further modified or supplemented.
Relationship with Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm are responsible primarily to the Board of Directors and the Committee,

which have the ultimate authority to select, evaluate and replace the Company’s independent registered public accounting firm, if necessary. In carrying out this responsibility, the Committee shall:

  Evaluate, at least annually, the qualifications, performance and independence of the Company's independent registered public accounting firm. In conducting such review, the Committee shall obtain and review a report by the firm describing (a) the firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the firm and the Company that might bear on the firm's independence, including the impact of any non-audit services provided by the firm. This evaluation shall confirm that the firm is registered with the Public Company Accounting Oversight Board as and when such registration is required, shall include the review and evaluation of the lead partner of the firm and shall be designed to ensure the rotation of partners and the non-participation of specific former Company officers or employees, all in accordance with SEC rules and the securities laws;
  Obtain and discuss the written disclosures and letter from the Company's independent registered public accounting firm contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and assurances from such firm that its compensation policies comply with applicable SEC regulations, considering the advisability of regularly rotating the Company's independent registered public accounting firm in order to maintain the independence between the firm and the Company;
  Establish clear hiring policies with management regarding the hiring of any current or former employees of the Company's independent registered public accounting firm, or any prior independent public accountant, who participated in any capacity in the audit of the Company, to address conflicts of interest and pressures that may exist for employees of the firm that may be seeking or at some point seek employment with the Company;
  Pre-approve any audit or permissible non-audit engagement or relationship between the Company and the Company's independent registered public accounting firm, including the fees to be paid therefor. The Committee shall establish guidelines for the retention of the firm for any permissible non-audit services and to assure that the firm does not provide any prohibited non-audit services to the Company. In determining whether to engage the firm for any permitted non-audit services, the Committee shall consider whether or not the provisions of such non-audit services is compatible with maintaining the independence of the firm. The Committee may establish pre-approval policies and procedures for the engagement of the firm, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service, and the policies and procedures do not result in a delegation of the Committee's responsibilities to management; and
  Meet with the Company's independent registered public accounting firm and the Company's financial management prior to the audit to review its proposed scope, the scope of the quarterly reviews, the procedures to be followed in conducting the audit and reviews and the major risk factors considered by the firm in determining the scope of the audit.
Internal Control. The Committee shall have responsibility for overseeing that management has implemented an effective system of internal control that helps promote the reliability of financial and operating information and compliance with applicable laws, regulations and Company policies, including those related to ethics and conflicts of interest. In carrying out this responsibility, the Committee shall:

  Review and discuss with management: (a) any significant deficiencies or material weaknesses in the design or operation of the Company's internal control over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize or report financial information, (b) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting, (c) any changes in the Company's internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, internal control over financial reporting, (d) any special audit steps adopted in light of material control deficiencies and (e) their report regarding the effectiveness of the Company's disclosure controls and procedures and internal control over financial reporting;
  Review management's responses to any management letter recommendations for improving internal controls received from the Company's independent registered public accounting firm;
  Review the Company's policies and practices related to compliance with laws, ethical conduct and conflicts of interest;
  Review and discuss with the Company's Chief Executive Officer and Chief Financial Officer how they are meeting their obligations with respect to the certification process for the Form 10-K and Form 10-Q and review their evaluations of the Company's disclosure controls and procedures; and
  Obtain annually a report from the Company's independent registered public accounting firm, with attestation, regarding management's assessment of the effectiveness of the internal control structure and procedures for financial reporting.
Relationship with Management Auditors. The Committee shall have responsibility for determining that any Management Audit department hereafter created by the Company is effectively discharging its responsibilities. In carrying out this responsibility, the Committee shall:

  Review and approve the Management Audit department's charter;
  Review the appropriateness of the funding, staffing and operational independence of Management Audit; and
  Review and approve the appointment or dismissal of the independent firm engaged to provide Management Audit services.
Other Committee Activities and Reporting. The Committee shall:

  Prepare the Committee's annual report for inclusion in the Company's proxy statement;
  Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements;
  Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal controls or auditing matters, and review any significant complaints or concerns regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures; and

  perform any other activities consistent with this Charter, the Company's bylaws and governing law.

        Reports to the Board of Directors. The Committee shall report to the Board of Directors regularly regarding issues that arise in connection with the performance of its responsibilities outlined herein. The Committee shall review and reassess the adequacy of this Charter at least annually and obtain the approval of the Board of Directors for any proposed change to the Charter.

        Other Matters. The Committee and its members shall have unrestricted access to management. The Committee shall have sole discretion, in its areas of responsibility, at Company expense, to retain and terminate independent advisors, including sole authority to approve the fees and retention terms for such advisors, if it shall determine the services of such advisors to be necessary or appropriate. Should any member of the Committee believe that participation of management or independent advisors in any discussion of a particular subject at any meeting would be advisable, they are free to make such request. The Committee may, when appropriate in its discretion, delegate authority with respect to specific matters to one or more members, provided that all decisions of any such members are presented to the full Committee at its next scheduled meeting.

This Proxy is Solicited on Behalf of
the Board of Directors of
InfoTech USA, Inc.

        The undersigned hereby constitutes and appoints Kevin H. McLaughlin and J. Robert Patterson, and each of them, his, her, or its true and lawful agents and proxies, with power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of InfoTech USA, Inc. (the “Company”) to be held at the Company’s principal executive offices, 7 Kingsbridge Road, Fairfield, New Jersey 07004 on March 11, 2005 at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof, and to vote all of the shares of common stock of standing on the books of the Company in the name of the undersigned as specified herein and in their discretion on such other business as may properly come before the meeting.

         Please mark votes as in this example     [X]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.       Election of Director and Ratification of Appointment of Director

Nominee or Appointee	FOR	WITHHOLD authority to vote

Kevin H. McLaughlin	[_]	[_]
Jeffrey S. Cobb	[_]	[_]

2.       Ratification of selection of J. H. Cohn LLP as Independent Registered Public Accounting Firm.

        FOR                                        [_]

        AGAINST                              [_]

        ABSTAIN                              [_]

        This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted FOR each proposal referred to above.

         Please mark, sign, date and promptly return this proxy card using the postage-paid envelope provided.

Signature
Date:_______________________________________

Signature
Date:_______________________________________

Joint Owners should each sign this proxy. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should give their full title.